Exhibit 1

British American Tobacco p.l.c.

Notification and public disclosure of transactions by persons discharging managerial responsibilities and persons closely associated with them

The Company has been notified by the trustee of the British American Tobacco Employee Share Ownership Plan that on 3 April 2019 the following Executive Director and other persons discharging managerial responsibilities purchased ordinary shares of 25p each in British American Tobacco p.l.c. by way of the Partnership Share Scheme.

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	John Benedict Stevens
2	Reason for the notification
a)	Position/status	Finance Director
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.20	4

d)	Aggregated information - Aggregated volume - Price	4 £31.20
e)	Date of the transaction	2019-04-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Jerome Abelman
2	Reason for the notification
a)	Position/status	Director, Legal & External Affairs and General Counsel
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.20	4

d)	Aggregated information - Aggregated volume - Price	4 £31.20
e)	Date of the transaction	2019-04-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Luciano Comin
2	Reason for the notification
a)	Position/status	Regional Director, Americas and Sub-Saharan Africa
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.20	5

d)	Aggregated information - Aggregated volume - Price	5 £31.20
e)	Date of the transaction	2019-04-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Tadeu Marroco
2	Reason for the notification
a)	Position/status	Director, Group Transformation and Deputy Finance Director
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.20	4

d)	Aggregated information - Aggregated volume - Price	4 £31.20
e)	Date of the transaction	2019-04-03
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Johan Vandermeulen
2	Reason for the notification
a)	Position/status	Regional Director, Europe and North Africa
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Purchase of ordinary shares under the Partnership Share Scheme – a HMRC approved Share Incentive Plan
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£31.20	4

d)	Aggregated information - Aggregated volume - Price	4 £31.20
e)	Date of the transaction	2019-04-03
f)	Place of the transaction	London Stock Exchange (XLON)

Name of officer of issuer responsible for making notification: Sophie Kerr Date of notification: 8 April 2019